EXHIBIT 99.2

MURPHY OIL CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On March 21, 2019, Murphy Oil Corporation announced that a subsidiary had signed a sale and purchase agreement to divest the fully issued share capital of its two primary Malaysian subsidiaries, Murphy Sabah Oil Co., Ltd. and Murphy Sarawak Oil Co., Ltd., to a subsidiary of PTT Exploration and Production Public Company Limited (PTTEP). PTTEP has paid Murphy $2.035 billion in an all-cash transaction at closing after customary closing adjustments. Up to $100 million bonus payment contingent upon certain future exploratory drilling results prior to October 2020 is payable.

The transaction has an effective date of January 1, 2019, and closed on July 10, 2019.
We derived the unaudited pro forma consolidated financial statements from the historical consolidated financial statements of the Company for the respective periods.  The unaudited pro forma consolidated financial statements of operations for the years ended December 31, 2018, 2017, and 2016 and three months ended March 31, 2019 give effect to the sale as if the transaction occurred on January 1, 2016.  The unaudited pro forma consolidated balance sheet as of March 31, 2019 gives effect to the sale as if the transaction occurred on March 31, 2019.
The pro forma adjustments are based on available information and certain assumptions that we believe are reasonable as of the date of this Current Report on Form 8-K.  Assumptions underlying the pro forma adjustments related to the transaction are described in the accompanying notes. The pro forma adjustments reflected herein are based on management’s expectations regarding the transaction.  The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and do not purport to indicate the results of operations of future periods or the results of operations that actually would have been realized had the transaction been consummated on the dates or for the periods presented.
The unaudited pro forma consolidated financial statements should not be relied upon as an indication of operating results that the Company would have achieved if the transactions contemplated herein had taken place on the specified date. In addition, future results may vary significantly from the results reflected in the unaudited pro forma consolidated statements of operations and should not be relied on as an indication of the future results the Company will have after the completion of the transactions noted in these unaudited pro forma consolidated financial statements.
The unaudited pro forma consolidated financial statements should be read in conjunction with the audited December 31, 2018 consolidated financial statements and notes thereto contained in the Company’s Annual Report on Form 10-K filed on February 27, 2019 and the unaudited March 31, 2019 consolidated financial statements contained in the Company’s Quarterly Report on Form 10-Q filed May 2, 2019.

EXHIBIT 99.2

MURPHY OIL CORPORATION
Unaudited Pro Forma Consolidated Balance Sheet
As of March 31, 2019

	Murphy Oil	Pro Forma		Murphy Oil
(in thousands)	Historical	Adjustments		Adjusted
ASSETS
Current assets
Cash and cash equivalents	$286,281	2,035,012	(a)	2,321,293
Accounts receivable, less allowance for doubtful accounts of $1,605 in 2019 and 2018	349,768			349,768
Inventories	77,278			77,278
Prepaid expenses	45,349			45,349
Assets held for sale	1,879,568	(1,861,223)	(b)	18,345
Total current assets	2,638,244	173,789		2,812,033
Property, plant and equipment, at cost less accumulated depreciation, depletion and amortization of $8,359,120 in 2019 and $8,070,487 in 2018	8,559,143			8,559,143
Operating lease assets	618,123			618,123
Deferred income taxes	124,679			124,679
Deferred charges and other assets	42,928			42,928
Total assets	$11,983,117	173,789		12,156,906
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Current maturities of long-term debt	$679			679
Accounts payable	475,559			475,559
Income taxes payable	15,450			15,450
Other taxes payable	14,283			14,283
Operating lease liabilities	155,534			155,534
Other accrued liabilities	157,031			157,031
Liabilities associated with assets held for sale	819,694	(819,433)	(b)	261
Total current liabilities	1,638,230	(819,433)		818,797
Long-term debt, including capital lease obligation	3,110,098			3,110,098
Asset retirement obligations	783,495			783,495
Deferred credits and other liabilities	471,099			471,099
Non-current operating lease liabilities	468,427			468,427
Deferred income taxes	185,091			185,091
Equity
Cumulative Preferred Stock, par $100, authorized 400,000 shares, none issued	—			—
Common Stock, par $1.00, authorized 450,000,000 shares, issued 195,083,364 shares in 2019 and 195,076,924 shares in 2018	195,083			195,083
Capital in excess of par value	924,904			924,904
Retained earnings	5,627,081	993,222	(c)	6,620,303
Accumulated other comprehensive loss	(580,999)			(580,999)
Treasury stock	(1,217,293)			(1,217,293)
Murphy Shareholders' Equity	4,948,776	993,222		5,941,998
Noncontrolling interest	377,901			377,901
Total equity	5,326,677	993,222		6,319,899
Total liabilities and shareholders’ equity	$11,983,117	173,789		12,156,906

EXHIBIT 99.2

MURPHY OIL CORPORATION
Unaudited Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2019

		(a)
	Murphy Oil	Pro Forma	Murphy Oil
(in thousands)	Historical	Adjustments	Adjusted
Revenues
Revenue from sales to customers	$590,550		590,550
Gain on sale of assets and other income	454		454
Total revenues	591,004	—	591,004
Costs and expenses
Lease operating expenses	131,696		131,696
Severance and ad valorem taxes	10,097		10,097
Exploration expenses, including undeveloped lease amortization	32,538		32,538
Selling and general expenses	63,360		63,360
Depreciation, depletion and amortization	229,406		229,406
Accretion of asset retirement obligations	9,340		9,340
Other expense	30,005		30,005
Total costs and expenses	506,442	—	506,442
Operating income from continuing operations	84,562	—	84,562
Other income (loss)
Interest and other income (loss)	(4,748)		(4,748)
Interest expense, net	(46,069)		(46,069)
Total other loss	(50,817)	—	(50,817)
Income (loss) from continuing operations before income taxes	33,745		33,745
Income tax expense	10,822		10,822
Income from continuing operations	22,923	—	22,923
Income (loss) from discontinued operations, net of income taxes	49,846	(57,189)	(7,343)
Net income including noncontrolling interest	72,769	(57,189)	15,580
Less: Net income attributable to noncontrolling interest	32,587	—	32,587
NET INCOME (LOSS) ATTRIBUTABLE TO MURPHY	$40,182	(57,189)	(17,007)

INCOME (LOSS) PER COMMON SHARE – BASIC
Continuing operations	$(0.06)		(0.06)
Discontinued operations	0.29		(0.04)
Net income (loss)	$0.23		(0.10)

INCOME (LOSS) PER COMMON SHARE – DILUTED
Continuing operations	$(0.06)		(0.06)
Discontinued operations	0.29		(0.04)
Net income (loss)	$0.23		(0.10)

Cash dividends per Common share	0.25		0.25

Average Common shares outstanding (thousands)
Basic	173,341		173,341
Diluted	174,491		174,491

EXHIBIT 99.2

MURPHY OIL CORPORATION
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2018

		(a)
	Murphy Oil	Pro Forma	Murphy Oil
(in thousands)	Historical	Adjustments	Adjusted
Revenues
Revenue from sales to customers	$2,586,627	(853,547)	1,733,080
Loss on crude contracts	(41,975)		(41,975)
Gain on sale of assets and other income	25,951	(698)	25,253
Total revenues	2,570,603	(854,245)	1,716,358
Costs and expenses
Lease operating expenses	555,894	(202,062)	353,832
Severance and ad valorem taxes	52,072		52,072
Exploration expenses, including undeveloped lease amortization	103,977	(2,165)	101,812
Selling and general expenses	216,024	(10,832)	205,192
Depreciation, depletion and amortization	971,901	(196,287)	775,614
Accretion of asset retirement obligations	44,559	(17,440)	27,119
Impairment of assets	20,000		20,000
Redetermination expense	11,332	(11,332)	—
Other expense (benefit)	(34,873)	3	(34,870)
Total costs and expenses	1,940,886	(440,115)	1,500,771
Operating income from continuing operations	629,717	(414,130)	215,587
Other income (loss)
Interest and other income (loss)	(15,775)	23,549	7,774
Interest expense, net	(181,604)	1,245	(180,359)
Total other loss	(197,379)	24,794	(172,585)
Income from continuing operations before income taxes	432,338	(389,336)	43,002
Income tax expense (benefit)	9,330	(135,466)	(126,136)
Income from continuing operations	423,008	(253,870)	169,138
Loss from discontinued operations, net of income taxes	(3,522)	—	(3,522)
Net income including noncontrolling interest	419,486	(253,870)	165,616
Less: Net income attributable to noncontrolling interest	8,392	—	8,392
NET INCOME ATTRIBUTABLE TO MURPHY	$411,094	(253,870)	157,224

INCOME (LOSS) PER COMMON SHARE – BASIC
Continuing operations	$2.39		0.92
Discontinued operations	(0.01)		(0.01)
Net income	$2.38		0.91

INCOME (LOSS) PER COMMON SHARE – DILUTED
Continuing operations	$2.37		0.91
Discontinued operations	(0.01)		(0.01)
Net income	$2.36		0.90

Cash dividends per Common share	1.00		1.00

Average Common shares outstanding (thousands)
Basic	172,974		172,974
Diluted	174,209		174,209

EXHIBIT 99.2

MURPHY OIL CORPORATION
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2017

		(a)
	Murphy Oil	Pro Forma	Murphy Oil
(in thousands)	Historical	Adjustments	Adjusted
Revenues
Revenue from sales to customers	$2,078,548	(778,084)	1,300,464
Gain on crude contracts	9,566		9,566
Gain on sale of assets and other income	137,015	(3,057)	133,958
Total revenues	2,225,129	(781,141)	1,443,988
Costs and expenses
Lease operating expenses	468,323	(168,903)	299,420
Severance and ad valorem taxes	43,618		43,618
Exploration expenses, including undeveloped lease amortization	122,834	(2,445)	120,389
Selling and general expenses	203,573	(15,368)	188,205
Depreciation, depletion and amortization	957,719	(205,841)	751,878
Accretion of asset retirement obligations	42,590	(17,308)	25,282
Redetermination expense	15,000	(15,000)	—
Other expense	30,706	(8,377)	22,329
Total costs and expenses	1,884,363	(433,242)	1,451,121
Operating income (loss) from continuing operations	340,766	(347,899)	(7,133)
Other income (loss)
Interest and other income (loss)	(87,181)	(10,316)	(97,497)
Interest expense, net	(181,783)	3,520	(178,263)
Total other loss	(268,964)	(6,796)	(275,760)
Income (loss) from continuing operations before income taxes	71,802	(354,695)	(282,893)
Income tax expense	382,738	(112,616)	270,122
Loss from continuing operations	(310,936)	(242,079)	(553,015)
Loss from discontinued operations, net of income taxes	(853)		(853)
Net loss including noncontrolling interest	(311,789)	(242,079)	(553,868)
Less: Net income attributable to noncontrolling interest	—	—	—
NET INCOME ATTRIBUTABLE TO MURPHY	$(311,789)	(242,079)	(553,868)

INCOME (LOSS) PER COMMON SHARE – BASIC
Continuing operations	$(1.81)		(3.21)
Discontinued operations	—		—
Net income (loss)	$(1.81)		(3.21)

INCOME (LOSS) PER COMMON SHARE – DILUTED
Continuing operations	$(1.81)		(3.21)
Discontinued operations	—		—
Net income (loss)	$(1.81)		(3.21)

Cash dividends per Common share	1.00		1.00

Average Common shares outstanding (thousands)
Basic	172,524		172,524
Diluted	172,524		172,524

EXHIBIT 99.2

MURPHY OIL CORPORATION
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2016

		(a)
	Murphy Oil	Pro Forma	Murphy Oil
(in thousands)	Historical	Adjustments	Adjusted
Revenues
Revenue from sales to customers	$1,862,891	(751,257)	1,111,634
Loss on crude contracts	(63,412)		(63,412)
Gain on sale of assets and other income	11,759	(2,181)	9,578
Total revenues	1,811,238	(753,438)	1,057,800
Costs and expenses
Lease operating expenses	559,360	(168,470)	390,890
Severance and ad valorem taxes	43,826	(5)	43,821
Exploration expenses, including undeveloped lease amortization	101,861	(4,746)	97,115
Selling and general expenses	246,277	(23,379)	222,898
Depreciation, depletion and amortization	1,054,081	(228,991)	825,090
Accretion of asset retirement obligations	46,742	(16,336)	30,406
Impairment of assets	95,088		95,088
Redetermination expense	39,100	(39,100)	—
Other expense (benefit)	13,806	(23,653)	(9,847)
Total costs and expenses	2,200,141	(504,680)	1,695,461
Operating loss from continuing operations	(388,903)	(248,758)	(637,661)
Other income (loss)
Interest and other income (loss)	43,958	(7,962)	35,996
Interest expense, net	(148,170)	7,876	(140,294)
Total other loss	(104,212)	(86)	(104,298)
Income (loss) from continuing operations before income taxes	(493,115)	(248,844)	(741,959)
Income tax expense (benefit)	(219,172)	(82,554)	(301,726)
Loss from continuing operations	(273,943)	(166,290)	(440,233)
Loss from discontinued operations, net of income taxes	(2,027)		(2,027)
Net loss including noncontrolling interest	(275,970)	(166,290)	(442,260)
Less: Net income attributable to noncontrolling interest	—	—	—
NET LOSS ATTRIBUTABLE TO MURPHY	$(275,970)	(166,290)	(442,260)

INCOME (LOSS) PER COMMON SHARE – BASIC
Continuing operations	$(1.59)		(2.56)
Discontinued operations	(0.01)		(0.01)
Net income (loss)	$(1.60)		(2.57)

INCOME (LOSS) PER COMMON SHARE – DILUTED
Continuing operations	$(1.59)		(2.56)
Discontinued operations	(0.01)		(0.01)
Net income (loss)	$(1.60)		(2.57)

Cash dividends per Common share	1.00		1.00

Average Common shares outstanding (thousands)
Basic	172,173		172,173
Diluted	172,173		172,173

EXHIBIT 99.2

MURPHY OIL CORPORATION
Notes to Unaudited Pro Forma Condensed Consolidated
Financial Statements
1. Basis of Pro Forma Presentation

The accompanying unaudited pro forma financial statements for Murphy Oil Corporation (the Company) were prepared in accordance with Article 11 of Regulation S-X and are based on the historical consolidated financial information of Murphy Oil Corporation. The consolidated financial information has been adjusted in the accompanying pro forma financial statements to give effect to the disposition of certain assets and liabilities of the Company’s two primary Malaysian subsidiaries.
The unaudited pro forma consolidated financial statements of operations for the years ended December 31, 2018, 2017, and 2016 and three months ended March 31, 2019 give effect to the sale as if the transaction occurred on January 1, 2016.  The unaudited pro forma consolidated balance sheet as of March 31, 2019 gives effect to the sale as if the transaction occurred on March 31, 2019.
2. Adjustments to the Pro Forma Consolidated Balance Sheet

Explanations of the adjustments to the pro forma consolidated balance sheet are as follows:

(a)	To reflect the consummation of the transaction for gross cash consideration of $2,127.0 million, less $92.0 million of estimated closing adjustments.

(b)	To reflect the disposition of certain assets and liabilities of the Company’s two primary Malaysian subsidiaries.

(c)	To reflect the estimated gain on sale.
3. Adjustments to the Pro Forma Combined Statements of Income

Explanations of the adjustments to the pro forma consolidated statements of operations are as follows:

(a)	To remove the historical results of operations of the Company’s two primary Malaysian subsidiaries.